

# Investor Presentation

Q4 2020

ONCOCYTE™

Where Tomorrow LIVES

# Forward Looking Statement

Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates," "may," and similar expressions) are forward-looking statements. These statements include those pertaining to the commercial launch of DetermaRx, development and clinical use of DetermaIO and planned new diagnostic tests, clinical trials and studies, commercialization plans, future financial and/or operating results, and future opportunities for Oncocyte, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management. Forward-looking statements involve risks and uncertainties, including, without limitation, the potential impact of COVID-19 on our financial and operational results, risks inherent in the development and/or commercialization of diagnostic tests or products, uncertainty in the results of clinical trials or regulatory approvals, potential interruptions to our supply chain, the need and ability to obtain future capital, maintenance of intellectual property rights, and the need to obtain third party reimbursement for patients' use of any diagnostic tests we commercialize, and risks inherent in acquisitions such as failure to realize anticipated benefits, unexpected expenditures or assumed liabilities, unanticipated difficulties in conforming business practices including accounting policies, procedures and internal controls, greater than estimated allocations of resources to develop and commercialize technologies, or failure to maintain any laboratory accreditation or certification. Actual results may differ materially from the results anticipated in these forward-looking statements and accordingly such statements should be evaluated together with the many uncertainties that affect the business of Oncocyte, particularly those mentioned in the "Risk Factors" and other cautionary statements found in Oncocyte's Securities and Exchange Commission filings, which are available from the SEC's website. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Oncocyte undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

ONCOCYTE

## Mission Statement

Oncocyte is a molecular diagnostics company whose mission is to provide actionable answers at critical decision points across the cancer care continuum, with the goal of improving patient outcomes by accelerating and optimizing diagnosis and treatment.

ONCOCYTE


Oncocyte Growth Engines
Focus on High Value, Unanswered Clinical Questions
Determa RNA Development Platform delivering a menu of proprietary molecular diagnostic tests driving revenue growth today
DetermaRx™ is the 1st and only molecular test to identify Non-Small Cell Lung Cancer patients at high risk of recurrence post surgery; revenue stage with High Value Center for Medicare Services coverage
Comprehensive Biopharma Services offering delivering revenue today from a spectrum of pharma companies
Initial focus on critical decisions in lung cancer represents > $3B market opportunity
DetermaIO™ is a novel molecular test that uniquely assesses the tumor micro-environment (TME) to predict immunotherapy response across multiple drug classes; Launched as a Research Use Only delivering revenue from pharma trials
Pioneering leadership team with multiple successful exits
4
NON-CONFIDENTIAL
ONCOCYTE

Our Mission is to deliver tests that provide important answers to clinical questions that today, physicians cannot adequately answer with current methods or information they have. Oncocyte has a unique capability with deep scientific experience in taking large genomic panels and reducing them to clinical practice via a RNA platform approach that integrates various types of PCR and NGS technologies with our AI/Bioinformatics abilities. Our connection to our own biobank, our partnership with Guardian Research Network and our connections to academic and pharma research allow us to rapidly validate test panels for RUO through our Pharma Services lab in Nashville and ultimately clinical utility through our CLIA labs in SoCal and Nashville. Our Leadership team has been in the Molecular Diagnostics industry for over 30 years and delivered well over 40 LDTs and over 50 IVD tests to the market which have led to significant exits such as Clarient's sale to GE Healthcare, and LifeTech's sale to Thermo in previous companies.

# Well Positioned To Deliver Solid Enterprise Value

**Three Keys to Value Creation in Oncology:**

Pioneering new/underserved applications in oncology

Delivering on key market access or commercial inflection points

Portfolio diversification in high growth markets



Benchmark Market Caps (000s)
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
2015
2016
2017
2018
2019
Veracyte
Foundation Medicine
Guardant Health
Exact Sciences

**Benchmark Revenue Multiples**

| | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|
| Veracyte | 4 | 3 | 3 | 6 | 12 |
| Foundation Medicine | 5 | 6 | 17 | 23 | |
| Guardant Health | | 35 | 35 | 36 | 40 |
| Exact Sciences | 23 | 17 | 28 | 19 | 16 |

***Oncocyte combines all three-value creation approaches***

Oncocyte's strategy is to take the tests and technologies we have either acquired or licensed over the last 18 months, and build test applications that will deliver new information for cancer management and bring "High Value" reimbursement (>$2000 per patient result) as well as a diversified portfolio to de-risk each product by allowing for a one stop shop lab in the US to completely manage every key treatment decision facing MedOncs today as well as ultimately, monitor the efficacy through a series of patented blood based therapy monitoring and recurrence monitoring applications (2023/2024).


Oncocyte's Determa Platform Strategy
Delivers Critical Information Throughout the Patient Journey Improving Outcomes and Reducing Costs
Diagnosis of Cancer
Treatment Decision
Patient Monitoring
Does patient have cancer?
Should I give adjuvant chemo?
Should I give targeted therapy?
Should I give immunotherapy?
Is the therapy working
Is the cancer coming back?
Screening
Treatment Stratification
Targeted Therapy Selection
Treatment Selection
Therapy Monitoring
Recurrence Detection
DETERMA Rx
DETERMA Tx
DETERMA IO
DETERMA CNI
DETERMA Mx
US TAM: ~$140M
Global TAM: ~$490M
US TAM: ~$3B
Global TAM: ~$5B
Biopharma TAM~ $2B
Clinical TAM
US TAM: ~$3B
Global TAM: ~$5B
US TAM: ~$3B
Global TAM: ~$5B
Global TAM: ~$5B-$10B
Differentiated Tests with large TAMs (>$10B) to Address Unanswered Questions Across ALL Stages of Cancer
6
NON-CONFIDENTIAL
ONCOCYTE

Oncocyte's platform approach has a rich menu of tests developed from recent acquisitions (Razor Genomics and Insight Genetics) and from licensing (Chronix) which will allow us over the course of the next 2 -3 years to launch a comprehensive menu to manage the patient journey from treatment to monitoring to drive cancer to a chronic disorder. Our leadership and R&D teams have deep experience in staging development and commercial launches to maximize market success and effectively manage investment. By utilizing our own biobank, access to clinical trial site, and pharma trials via our Nashville Pharma Services lab, we can effectively deliver a portfolio of tests over the next three years that will drive revenues in large and growing market opportunities. Our strategy builds on the commercial focus we have in Lung Cancer today but will expand to all solid tumors over time as we build a larger database of other tumor types. This slide shows the current offering of DetermaRx, a proprietary clinical test today for early-stage lung cancer decisions and DetermaIO which is only available today for Pharma Trials and academic studies. Our current development timelines have us on track for submitting our CMS pricing dossier in early summer and launching DetermaIO as a clinical test in late Q3 or early Q4 of 2021. along with DetermaIO, we have had important feedback from the market that we will need to compliment DetermaIO with a targeted panel to allow for one report to show the best therapy options for targeted and immune therapy. There are several FDA cleared options for a targeted panel that are already reimbursed (current reimbursement range is $2400 - $2900) and so we plan to use one of those in conjunction with our DetermaIO launch and will brand the test DetermaTx. Both will deliver Clinical Revenue growth as we execute on a full market launch in Q4 2021. As we move DetermaIO from RUO to the clinic, we will then begin to cycle in our newly licensed CNI application as well as develop on the patent estate from Chronix. We expect to have DetermaCNI ready for RUO launch in 2H21 (and clinical use in Q2 2023). With our licensed patents, we plan on completing development of DetermaMx, a blood-based recurrence monitoring test by 2022 and may be in a position to launch as an RUO in 2H2023. Our monitoring test could identify the early onset of a secondary tumor post treatment for an initial cancer earlier than imaging and thus, assist physicians in managing recurring tumors early when they are most curable.


Solid Pipeline Targeting a Large Served Available Market
Projected Product Launch Timeline
DETERMA Adjuvant NSCLC
$140M
DETERMA Neo-Adjuvant TNBC
$100M
DETERMA IO Tx NSCLC
$500M
DETERMA Tx Pan-cancer
$1.8B
DETERMA IO Tx Pan-cancer
$700M
DETERMA Lung Cancer Monitoring Tumor Naïve
$600M
DETERMA Recurrence Monitoring (lung/Breast) Tumor Informed
$1.5B
DETERMA Recurrence Monitoring Pan Cancer Tumor Informed
$3B
1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24
US TAM 140M 240M 740M $2.5B $3.2B $3.8B $5.3B $8.3B
7
NON-CONFIDENTIAL
ONCOCYTE

Oncocyte has a solid pipeline of tests planned to launch into large and growing "Served Markets" which are subsets of much larger TAMs. We believe our measured approach to development and staging launches will maximize our investment in R&D and take advantage of our staged commercial expansion allowing OCX to gain solid revenue growth from a focused commercial strategy into high incident rate regions of the country. As well, many of our products can be CE Marked as a kit for Rest of World (ROW) distribution.

# DetermaRx

Proprietary predictive test for early-stage lung cancer



Where
Tomorrow
LIVES

ONCOCYTE

# Early-Stage Lung Cancer can be Deadly

## $450M+ Global Market

Serving ~350k early-stage non-squamous NSCLC patient treatment decisions annually[1]

## 30-50% of early-stage patients

with NSCLC recur after surgical resection[2]

## Recurrence

due to presence of occult distant metastases despite 'early-stage' diagnosis



NON-CONFIDENTIAL

1. SEER data 2. Chansky, et al. (2017) The IASLC Lung Cancer Staging Project: External validation of the revision of the TNM stage groupings in the eight edition of the TNM classification of lung cancer. J Thorac Oncol 12:1109

ONCOCYTE

# Recurrence After Surgery

The majority of patients that recur do so within a year after surgical resection


B
cause-specific hazard
0.06
0.05
0.04
0.03
0.02
0.01
0.00
First event (LR,DM or SP)
0
12
24
36
48
60
months


B
cause-specific hazard
0.04
0.03
0.02
0.01
0.00
Distant metastasis
Local recurrence
New Primary
0
12
24
36
48
60
months

Most of these recurrence events are due to distant metastasis

Demicheli, et al. (2012) J Thorac Oncol 7:723-30

ONCOCYTE

Demicheli, et al: In 1506 patients undergoing surgery with curative intent for early-stage non–small-cell lung cancer, time to any treatment failure dynamics demonstrated an initial surge in the hazard rate 9 months after surgery, followed by two smaller peaks at the end of the second and fourth years, respectively (first graph). This pattern was dominated by distant metastasis events (second graph)


The Predictive Biomarker Paradox in NSCLC
Clinical Application of Predictive Biomarkers
Stage I-II
Stage III
Stage IV
LOWEST
HIGHEST
Potential for Cure or Long-Term Survival
Stage I
Stage II
Stage III
Stage IV
HIGHEST
LOWEST
Greatest unmet need in precision therapy for NSCLC is in early-stage disease after surgery!
11
NON-CONFIDENTIAL
Adapted from Redman, Gandara Clin Cancer Research 2013. Slide courtesy of David Gandara
ONCOCYTE

There have been incredible advances in understanding predictive biomarkers in NSCLC, but most of these biomarkers, such as ALK, BRAF, and ROS, to name a few, are for therapies that thus far have really been indicated for later stage disease. The paradox here is that the potential for cure or long-term survival is lowest in late stage disease, where we have the most biomarker driven therapies. And the potential for cure or long-term survival is highest in early stage disease, when we don't have these targeted solutions. So there is a huge unmet need for precision therapy in early stage disease, after surgery, when there is potential for therapy to be curative.


Prospective Study Design
Non-randomized, single-institution 'real-world' cohort
Medical oncology
High-Risk
Intermediate-Risk
Low-Risk
Surveillance
Patient/physician choice to treat with adjuvant chemotherapy
250 patients
Stage I-IIA
Surgically resected
Tested with 14-gene biomarker assay
12
NON-CONFIDENTIAL
ONCOCYTE

In this real-world prospective cohort from UCSF, all patients with high- or intermediate-risk results were referred to medical oncology.

# North American IASLC Update – 250 Patients

***Findings persist in larger cohort with majority Stage IA patients***

- Stage I-IIA patients were prospectively followed at a single institution; median time to follow up now 29 months (n=250)
- Majority in cohort are stage IA (n=177)
- One-third of Stage IA patients were found to be molecular high-risk
- Recurrence rate in molecular high-risk stage IA patients was 25%, compared to only 3% in molecular low-risk stage IA patients
- Significant difference in disease-free survival between treated vs. untreated molecular high-risk patients



Disease Free Survival of Stage IA Adenocarcinoma
Based on Molecular Risk and Adjuvant Chemotherapy
Freedom from Recurrence (%)
100
80
60
40
20
0
High-Risk; no chemotherapy (n=38)
High-Risk; with chemotherapy (n=16)
Low-Risk; no chemotherapy (n=123)
Log-rank p-value = 0.011
0
12
24
36
48
60
Months

13 **NON-CONFIDENTIAL**

Woodard et al., 2020 North America International Association for the Study of Lung Cancer Conference Poster

ONCOCYTE

The n=100 cohort reported in the Woodard study was expanded to include additional prospectively followed patients.

The recurrence rate among all patients was 9%. However, 87 patients (44%) were found to be molecular high-risk and had a recurrence rate of 17%, whereas the 113 patients (56%) who were molecular low-risk had a recurrence rate of only 3% ($p<0.0001$).

When Stage IA patients were analyzed separately, one-third were found to be molecular high-risk and had a recurrence rate of 15%, compared to only 1% recurrence rate in low-risk Stage IA patients.

Of the 41 stage IA patients found to be molecular high-risk, 24% agreed to undergo adjuvant chemotherapy and there have been no recurrences among these treated high-risk patients. In contrast, the estimate of 5-year disease free survival among stage IA high-risk patients who did not receive chemotherapy was 51%.

Significant differences in disease free survival and freedom from recurrence between treated high-risk vs. untreated high-risk patients persisted when the cohort was expanded to 250 patients, in both analyses of the entire cohort and sub-set analysis of Stage IA. These data have been submitted for presentation at the N America IASLC conference.

# DETERMA Rx™ Improves Survival


Stage I-IIA
100% of Patients receive
DETERMA Rx™
High- & Intermediate-Risk
48%
52%
Low-Risk
49%
5-year survival*
92%
5-year survival*
94%
5-year survival*
No Chemo
No Chemo

In a published prospective study, DetermaRx demonstrated improvement in disease-free survival (DFS) when high-risk patients were treated with chemotherapy

- DetermaRx-directed chemotherapy was found to prevent the majority of recurrences among high-risk patients with the potential to **save thousands of lives in the U.S. annually**

*Prospective study of Stage I-IIA patients (*Clin Lung Cancer* 2018;19:58)

ONCOCYTE


DETERMA Rx™ Outperforms NCCN Criteria
• DetermaRx reclassified 48% of NCCN "low Risk" patients to high-risk
• Upon treatment, DetermaRx high-risk patients had a Disease-Free Survival of 92.8%
• Untreated DetermaRx low-risk patients exhibited better survival than untreated NCCN low-risk patients (93.8% 5-yr DFS vs. 75.2% 5-yr DFS)
Disease Free Survival (%)
100
80
60
40
20
0
Molecular Low-Risk
Molecular High-Risk
p-value = 0.006
0
12
24
36
48
60
Months
DetermaRX Reclassification Improved Survival
Disease Free Survival (%)
Molecular Low-Risk
Molecular High-Risk
p-value = 0.112
Months
Current NCCN Guidelines
15
NON-CONFIDENTIAL
Woodard 2018 Clinical Lung Cancer 19:58-64
ONCOCYTE

The investigators wanted to compare the risk discrimination of the DetermaRx molecular test to any risk discrimination provided by the NCCN high-risk feature examples. These again are poorly differentiated tumors, vascular invasion, wedge resection, tumors larger than 4cm, visceral pleural involvement, and unknown lymph node status. In the curve over here on the right, a patient only had to have one of those high-risk features to be considered NCCN high-risk, and patients were NCCN low-risk if they had none of these features. And while there is some initial separation because these factors are at least somewhat prognostic, the curves eventually collapse and the p-value is not significant. This is comparison to the curves on the left which show disease free survival between DetermaRx high/intermediate risk patients vs. low-risk – here you see a definitive, maintained curve separation and a significant p-value of 0.006. This indicates that DetermaRx performs better than these clinicopathologic criteria in assessing risk. In fact, 48% of DetermaRx high risk patients were mis-classified as low risk by NCCN criteria, and untreated DetermaRx low risk patients had better survival (93.8%) than untreated NCCN identified low risk patients (only 75.2% DFS).


DETERMARx™ + EGFR ...Emerging Standard of Care
DETERMARx™
Stage I-IIa chemotherapy
DETERMARx™ + EGFR
Targeted Therapy
Now Available from OCX
Comprehensive Early-Stage Management
Edgardo Santos, MD, FACP
Florida Precision Oncology
"The integration of testing for targeted therapy, including EGFR mutation status and chemotherapy selection by DetermaRx on the same sample, will enable oncologists to optimize and sequence treatment post-surgery. In my opinion, these two tests together close the few remaining gaps that we currently face in deciding adjuvant therapy for early-stage adenocarcinoma of the lung. With these results, I would feel confident initiating chemotherapy, followed by targeted therapy for the EGFR-positive, DetermaRx high-risk patients I see in my practice."
Now paired from the same tissue sample
DetermaRx + EGFR is the complete molecular testing solution in early-stage NSCLC, guiding treatment selection of targeted therapy (osimertinib) and adjuvant chemotherapy
Gaining clinically actionable results to manage your early-stage patients and small tissue utilization and rapid turnaround time
16
NON-CONFIDENTIAL
Adapted from Redman, Gandara Clin Cancer Research 2013. Slide courtesy of David Gandara
ONCOCYTE

There have been incredible advances in understanding predictive biomarkers in NSCLC, but most of these biomarkers, such as ALK, BRAF, and ROS, to name a few, are for therapies that thus far have really been indicated for later stage disease. The paradox here is that the potential for cure or long-term survival is lowest in late-stage disease, where we have the most biomarker driven therapies. And the potential for cure or long-term survival is highest in early-stage disease, when we don't have these targeted solutions. So there is a huge unmet need for precision therapy in early-stage disease, after surgery, when there is potential for therapy to be curative.

Clinical Papers

# Supporting Emerging Standard of Care

DETERMA Rx™
+ EGFR

**Well-Validated and Reimbursed**

**Validated in Multiple Independent Studies in over 1600 Patients**

**Received High-Value CMS Reimbursement August 2020**

**EGFR Reimbursed by CMS today**

### Analytical Validity

Kratz JR, Tham PT, Mulvihill MS, et al.; **Diagn Mol Pathol 2013**

### ASCO Poster

Iwase T, Bienman K, Li X, Reisenbichler E, Seitz R, Hout D, Nielsen T, Schweitzer B, Bailey D, et al.; 2020

### Clinical Validity

Kratz JR, et al.; **Lancet 2012**
Kratz JR, et al.; **JAMA 2012**
Jahan TM, et al.; **Clin Lung Cancer 2014**

### Economic Validity

Mann MJ, et al.; **Health Economic Model ASCO 2020**

### Clinical Utility

Dormady S, et al.; **Int J Clin Oncol 2014**
Kratz JR, et al.; **J Thor Oncology 2019**
Haro GJ, et al.; **JAMA Ntwk Open 2019**
Woodard, et al.; **Clin Lung Cancer 2018**

ONCOCYTE

# EGFR Mutations and DetermaRx


Early-stage NSCLC Molecular Risk
EGFR Wildtype
(n=93)
Disease Free Survival (%)
100
80
60
40
20
0
High-Risk; no chemotherapy (n=29)
High-Risk; with chemotherapy (n=18)
Low-Risk; no chemotherapy (n=46)
Log-rank p-value = 0.003
0
12
24
36
48
60
Months
Early-stage NSCLC Molecular Risk
EGFR Mutant
(n=57)
Disease Free Survival (%)
High-Risk; no chemotherapy (n=13)
High-Risk; with chemotherapy (n=6)
Low-Risk; no chemotherapy (n=38)
Log-rank p-value = 0.013
Months

- *EGFR mutation status is independent of DetermaRx*
- *EGFR mutant patients who are DetermaRx high-risk benefit from adjuvant chemotherapy*
- *EGFR wildtype patients who are DetermaRx high-risk benefit from adjuvant chemotherapy*

NON-CONFIDENTIAL

Woodard et al., 2020 North America International Association for the Study of Lung Cancer Conference Poster

ONCOCYTE

# Available at 70+ Health Systems

## Since February Launch

**California**

Bass Medical Group – Thoracic Surgery
Walnut Creek

Beverly Hills Cancer Center
Beverly Hills

California Oncology of the Central Valley
Fresno

Cardiovascular & Thoracic Surgeons of Ventura County
Oxnard

Contra Costa Oncology
Walnut Creek

Dr. Randall Roberts
Glendale

East Bay Cardiovascular and Thoracic Associates
Concord

Eisenhower Health
Rancho Mirage

Hematology-Oncology Medical Group of Orange County, Inc
Orange

Hoag Memorial Presbyterian Hospital
Newport Beach

Howard Cheng MD Associates LLC
Laguna Hills

Orange County Thoracic & Cardiovascular Surgery
Mission Viejo

Pacific Thoracic Surgery
Laguna Hills

Palo Alto Medical Foundation
Santa Cruz

Peter T. Anastassiou, M.D.
San Francisco

Providence St. John's Health Center
Santa Monica

Scripps Prebys Cardiovascular Institute
La Jolla

Solano Hematology Oncology
Vallejo

St Jude Specialty Clinic
Fullerton

UC Davis Comprehensive Cancer Center
Sacramento

University of California San Francisco
San Francisco

**Washington**

Summit Cancer Centers
Spokane

Swedish Cancer Institute
Seattle

Vista Oncology
Olympia

**Nevada**

Comprehensive Cancer Center of NV
Southwest Henderson

Comprehensive Cancer Center of NV - Summerlin Medical Center II
Las Vegas

Mountain View Cardiovascular & Thoracic Surgery
Las Vegas

Nevada Cardiovascular and Thoracic Institute
Las Vegas



**Hawaii**

Hawaii Pacific Health / Straub Clinics & Hospital
Honolulu

**Arizona**

Banner Health MD Anderson
Sun City

Banner MD Anderson Cancer Center
Gilbert

Cancer Treatment Centers of America - Phoenix
Goodyear

Dignity Health Norton Thoracic Institute
Chandler

**Nebraska**

Phelps Memorial Health Center – Cancer Center
Holdrege

**Colorado**

Cardiothoracic & Vascular Surgery Associates
Aurora

Colorado Cardiovascular Surgical Associates
Denver

Mountain Blue Cancer Care
Englewood

Mountain Blue Cancer Care Golden

National Jewish Health – Northern Hematology Onc
Thornton

National Jewish Health – Western Oncology Hematology
Golden

Rocky Mountain Cancer Center
Aurora

Surgical Specialists of Colorado
Golden

**Louisiana**

Louisiana Hematology Oncology Associates
Baton Rouge

Medical Oncology Associates
Lake Charles

Northshore Oncology Associates
Covington

**Massachusetts**

Massachusetts General Hospital – Dr Michael Lanuti
Boston

**Alabama**

UAB – Thoracic Surgery
Birmingham

**Virginia**

Valley Health Surgical Oncology
Winchester

Virginia Cancer Specialists
Norfolk

**Georgia**

Georgia Cancer Center – Augusta University
Augusta

**Ohio**

Adena Cancer Center
Chillicothe

Kettering Cancer Center
Kettering

Miami Valley Heart and Lung Surgeons
Dayton

**Tennessee**

Tennessee Oncology-Centennial
Nashville

West Cancer Center
[illegible]

**Florida**

Cancer Care Centers of Brevard
Rockledge

The Center for Hematology - Oncology at BRRH
Boca Raton

Cleveland Clinic
Weston

Florida Cancer Associates - Ocala Oncology
Ocala

Florida Cancer Specialists
Brandon

Florida Cancer Specialists
Clearwater

Florida Cancer Specialists
Clermont

Florida Cancer Specialists
New Tampa

Florida Cancer Specialists
Palatka

Florida Cancer Specialists
Tallahassee North

Florida Cancer Specialists
Tavares

Florida Cancer Specialists
Villages Cancer Center

Florida Precision Oncology
Aventura

Jupiter Medical Center
Jupiter

Lakeview Healthcare System - Santa Fe Crossing
The Villages

Memorial Health System
Aventura

Memorial Health System - East
Hollywood

Memorial Health System - West
Pembroke Pines

Miami Cancer Institute
Miami

West Florida Thoracic Surgery
Trinity

**NON-CONFIDENTIAL**

ONCOCYTE

# 2021 Salesforce Scaling to Drive Mass Adoption


Current Sales Coverage
Powered by Bing
© GeoNames


Q1 2021 Coverage
Powered by Bing
© GeoNames

| | Headcount | % Available Market | Number of Surgeons | Number of Patients |
|---|---|---|---|---|
| Current Sales Alignment | 6 Reps, 1 Med Ed | 35% | 209 | 15,725 |
| Q1 2021 | 10 Reps, 2 MSL, 1 Med Ed | 77% | 450 | 34,000 |

# DETERMA Rx™ Impacting Patient Care and Driving Revenue


Resected, NSCLC FFPE Sample
RNA Expression via qPCR
+
Proprietary Algorithm
High-Risk Patients
Intermediate-Risk Patients
Low-Risk Patients

## Market Overview

- Large global market (>$450M) in an underserved patient population
- ONLY test available for indication
- EGFR Launched in Combination with DetermaRx (Nov 2020)

## Commercial Traction

- CMS coverage provides coverage for 70% of the U.S. NSCLC market.[1]
- 50+ onboarded sites in first seven months through global pandemic even with a small salesforce
- Testing Volume Doubled Q3 over Q2

1. Kratz, et al. (2012) A practical molecular assay to predict survival in resected non-squamous, non-small-cell lung cancer: development and international validation studies. Lancet 379:823-32

# DetermaIO

Predictive Test for Immune-therapy Response



Where
Tomorrow
LIVES

ONCOCYTE


DETERMA IO™ Addresses Important Unmet Need
There is a need for an effective clinical biomarker for IO therapy to improve response and decrease cost of care... DETERMA IO™ delivers on both
UP TO
750,000
Patients are eligible for IO treatment/testing annually
~$3B (US Only)
Annual Addressable Testing Market
DETERMA IO™
is the FIRST test to measure the ENTIRE Tumor Micro-Environment
IO Therapeutic Targets
2017
2019
Number of IO Indications Increasing Rapidly
~ $120B
Potential annual therapeutic spend on IO drugs by 2025
~ 55%
Patients receive NO Benefit but exposed to side effects
~ $60B
Healthcare investment with no patient benefit by 2025
23
NON-CONFIDENTIAL
ONCOCYTE

1. Tumor Cells are surrounded by Extra-cellular Matrix (ECM), Stroma, etc. as well as a number of Immune Cells.
2. If we break down the immune cells surrounding the tumor, we find that some are responsible for attacking the tumor (Tumor-Infiltrating Leukocytes (TILs), while others are responsible for calling off the immune attack (e.g. T-Regs)

Competition:

1. Other "Immune Signatures" typically only look at the genes associated with the "Hot" types of immune cells, while ignoring the genes associated with "Cold" Immune cells, which might be present in higher proportions
2. PD-L1 Expression is notoriously unreliable as a predictor of response, because PD-L1 is expressed on both "Hot" and "Cold" types of immune cells, so its presence alone gives no predictive value for response to an IO therapy.
3. TMB is just a measure of the tumor's mutation burden – it stands to reason that tumors with more mutations could be easier to target/kill, however does not necessarily have anything to do with susceptibility to IO drugs
4. The key differentiator to DetermaIO is its ability to interrogate the entirety of what's going on in and around the tumor itself, and comparing relative levels of expression of genes associated with "Hot" immune infiltrates vs. "Cold" immune infiltrates
5. TMB ideally requires a tumor and normal sample because production of neoantigens is not linked to germline mutations.
6. Previous work has demonstrated T-cells only recognized clonal neoantigens and not subclonal neoantigens – chemotherapy seems to increase TMB mainly through subclonal antigens.
7. TMB requires high tissue requirements (F1 CDx), in CheckMate-568 88% of pts were evaluated for PD-L1 but only 34% qualified for TMB.
8. TMB only measures the presence of potential antigen load but not the current immune response within the tumor microenvironment

# DETERMA IO™
# FIRST Test to Measure the ENTIRE Tumor Micro-Environment

DetermaIO measures **three distinct components** of the tumor micro-environment

| | Response to ICI | Resistance to ICI |
|---|---|---|
| **1. Immunomodulatory Infiltrates ("hot")** | ✓ | |
| **2. Epithelial-Mesenchymal Transition ("cold")** | | ✓ |
| **3. ECM/CAF Fortification ("cold")** | | ✓ |



Protecting/"Cold"
Immune Cells
Attacking/"Hot"
Immune Cells
PD-L1
Receptors
PD-L1
Receptors
Extracellular Matrix
(ECM), Stroma

ONCOCYTE

1. Tumor Cells are surrounded by Extra-cellular Matrix (ECM), Stroma, etc. as well as a number of Immune Cells.
2. If we break down the immune cells surrounding the tumor, we find that some are responsible for attacking the tumor (Tumor-Infiltrating Leukocytes (TILs), while others are responsible for calling off the immune attack (e.g. T-Regs)

Competition:

1. Other "Immune Signatures" typically only look at the genes associated with the "Hot" types of immune cells, while ignoring the genes associated with "Cold" Immune cells, which might be present in higher proportions
2. PD-L1 Expression is notoriously unreliable as a predictor of response, because PD-L1 is expressed on both "Hot" and "Cold" types of immune cells, so its presence alone gives no predictive value for response to an IO therapy.
3. TMB is just a measure of the tumor's mutation burden – it stands to reason that tumors with more mutations could be easier to target/kill, however does not necessarily have anything to do with susceptibility to IO drugs
4. The key differentiator to DetermaIO is its ability to interrogate the entirety of what's going on in and around the tumor itself, and comparing relative levels of expression of genes associated with "Hot" immune infiltrates vs. "Cold" immune infiltrates
5. TMB ideally requires a tumor and normal sample because production of neoantigens is not linked to germline mutations.
6. Previous work has demonstrated T-cells only recognized clonal neoantigens and not subclonal neoantigens – chemotherapy seems to increase TMB mainly through subclonal antigens.
7. TMB requires high tissue requirements (F1 CDx), in CheckMate-568 88% of pts were evaluated for PD-L1 but only 34% qualified for TMB.
8. TMB only measures the presence of potential antigen load but not the current immune response within the tumor microenvironment


Understanding Hot vs. Cold Tumors
Immune system keeps tumors in check
Immune Attack
Tumor-Immune homeostasis
PD-L1 Expression
Oncogene mutation and neoantigen generation
Cancer breaks through Immune surveillance
HOT
Immune Fortification
CAF - COLD
Immune Desert
EMT - COLD
DETERMA IO
Checkpoint Tx sensitive
15-40%
Anti-PD-(L)/PD1 Immunotherapy
60-85%
Checkpoint Tx resistant
Immune Surveillance re-established
Immune Attack
Primary Response
Immune Resistant
Immune Suppression and Tumor Growth
Immune Cloaked
Cancer breaks through immune surveillance
Tumor selection / Secondary Escape
Targetable by 2nd Gen Tx IL-12 +/- Checkpoint inhibitors
Actionable Test To Inform Patient Selection for Immune Checkpoint Inhibitor or 2nd Gen Therapeutics
25 NON-CONFIDENTIAL
ONCOCYTE

**Tumors Evolve to Survive:**

- Express PD-L1 to suppress the immune system
- Evolve/Mutate Evade Immune Attack
- Fortify Microenvironment to Protect from Attack

CAF = Cancer-Associated Fibroblasts
EMT = Epithelial-to-Mesenchymal Transition

NSCLC Checkpoint Inhibitor Clinical Performance Data

# 71 Advanced Lung Cancer Patients Treated with Keytruda® or Opdivo®

## All patients had completed eight weeks of treatment

- **18** Squamous
- **39** Adenocarcinoma
- **2** Adenosquamous
- **2** Highly unique morphologies
- **10** Either designated large cell or not given

**58** on monotherapy

**13** on combination therapy

**71** TOTAL

## Progression Free Survival (PFS) = Time to disease progression or death

**Endpoints –** After eight weeks, compared images of tumor lesions to determine if:

- Tumor increased in size (Progressive Disease);
- Tumor stayed the same (Stable Disease);
- Decreased in size (Partial Response);
- Became undetectable by imaging (Complete Response)

ONCOCYTE

# DETERMA IO™ Identifies More Patients for Progression Free Survival

**Assessment of TME clearly separates responders vs non-responders to Immune Checkpoint Inhibitors (ICI)**


1-Year PFS DetermaIO of 71 NSCLC Patients
Survival Probability
IM+
IM-
PFS (Days)
1-Year PFS PD-L1 of 62 NSCLC Patients
Survival Probability
PD-L1+
PD-L1-
PFS (Days)
1-Year PFS TMB of 39 NSCLC Patients
Survival Probability
TMB+
TMB-
PFS (Days)

**Lung Cancer Progression Free Survival Comparing DetermaIO (IM) to PD-L1 and TMB (SITC 2019)**

**DetermaIO is independent of:** Therapy (even split of nivolumab and pembrolizumab), histology (18 squamous, 39 adenocarcinoma, 14 NOS) and biopsy site (resections and CNB of primary and metastatic sites)

NON-CONFIDENTIAL

Harsha Ranganath[2], Amit Jain[2], Justin R Smith[2], Julie Ryder[1], Amina Chaudry[2], Emily Miller[3], Felicia Hare[2], Poojitha Valasareddy[2], Rob Seitz[3], David R Hout[3], Brock L Schweitzer[3], Tyler J Nielsen[3], Janice Mullins[2], Gregory Vidal[1,2] 1. West Cancer Center and Research Institute, Germantown TN, 2. University of Tennessee Health Sciences Center, Memphis TN, 3. Insight Genetics, Nashville TN

ONCOCYTE

**DetermaIO HR=0.31 (95% CI 0.14 to 0.68; p=0.004) vs PD-L1 HR=0.76 (95% CI 0.31 to 1.82; p=0.533) vs TMB HR=0.54 (95% CI 0.21 to 1.33; p=0.18)**

# DETERMA IO™ TNBC Data From MD Anderson

DetermaIO-positive patients are
**4x more likely to respond**
than DetermaIO-negative patients

**Study Design**
**(Phase I/II trial -NCT02489448):**

- Phase I/II trial - NCT02489448: 55 patients with stage I-III primary TNBC
  PCR: n=25 (45%); No PCR: n=30 (55%)
- Treated with neoadjuvant immunotherapy + chemotherapy
  (durvalumab with weekly paclitaxel followed by dose-dense anthracycline/cyclophosphamide)



Difference Between Average IM Score was 0.42
Patients who had a complete response had an average IM score of 0.24
Patients who had a no response had an average IM score of -0.018

| | Odds Ratio | 95% CI | p-Value |
|---|---|---|---|
| DETERMA IO | 4.13 | 1.36 – 13.47 | < 0.015 |
| PD-L1 Expression | 2.63 | 0.82 – 9.21 | 0.11 |

28 NON-CONFIDENTIAL

ONCOCYTE

23.3% better predictive value than PD-L1

# DETERMA IO™
# Proprietary Assay for Broad Clinical Use

- **Real-time PCR** test measuring expression of 27 genes from FFPE biopsy specimens
- **Proprietary algorithm** processes gene expression data into a quantitative scale with a threshold to determine if a sample is a "likely responder" or "non-responder" to PD-1/PD-L1 inhibitors
- Tumor type agnostic; **Pan cancer** application
- **Minimal Sample requirement optimized for FNA or Core Biopsy**

  **Five 5-micron FFPE sections / 50ng RNA / Plus one slide (H&E)**
- **5-day** turnaround from sample receipt to results

**The DetermaIO™ LDT test performed in a CLIA and CAP accredited laboratory in the U.S.**

ONCOCYTE

# DETERMA IO™ Road to Commercialization

## Biopharma Clinical Trials

- Biopharma companies with clinical trials for checkpoint inhibitors or 2nd gen therapeutics
- Contract Research Organizations and Academic and co-operative groups leading clinical trials
- Currently working with MD Anderson, Yale, The West Clinic

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

Yale

The West Clinic

## Clinical Use

- Publish NSCLC and TNBC data
- Complete and publish final definitive study to demonstrate incremental utility over standard of care biomarkers, per CMS guidance.
- Launch in combination with reimbursed Comprehensive Genomic Profiling to offer "Best in Class" Treatment selection test (2H 2021)

ONCOCYTE

# Biopharma Services

Comprehensive Capabilities Delivering Revenues Today



Where
Tomorrow
LIVES

ONCOCYTE

# Comprehensive Biopharma Services Offering

- CLIA/CAP Laboratory focused on revenue-generating biopharma services
- Solid track record of developing and validating novel assays across the spectrum of molecular platforms and technologies (singleplex, multiplex, NGS)



Biomarker Identification
Assay Design and Development
Assay Validation
Clinical Trial Support
Regulatory Excellence
Commercial Partnership
ONCOCYTE

- Expertise with multiple non-invasive methodologies builds on DetermaDx foundation and enables therapeutic monitoring
- Adds strength to Oncocyte's future development of "multi-omics" assays

CAP ACCREDITED

ONCOCYTE

## Partnership from Concept
# Through Regulatory to Commercialization

Tailoring our offering to best match client's project and clinical needs across genetics, oncology, and broad diagnostic development.


Collaborative Project Design & Planning
Partnered R&D and Biomarker Discovery
Assay Development & Verification
Analytical & Clinical Validation (Clinical Trial Support)
Regulatory Guidance
Commercial Expertise


Utility of Our Proprietary Tests for
Biopharma Research and Clinical Trials
Enable trial success for earlier stage cancer
DetermaIO may identify responders vs. non-responders to checkpoint inhibitors in early-stage disease
DetermaRx may be used to enrich NSCLC trials for high-risk patients who may harbor metastatic disease post surgery vs. low-risk patients likely cured by surgery alone
Expand indications for checkpoint inhibitors
DetermaIO for FDA-approved indications to identify incremental responders who are negative per current CDx biomarkers
DetermaIO as the predictive biomarker for new unapproved indications
Enable success for 2nd gen therapeutics
DetermaIO may identify patients for new classes of drugs targeting "cold" tumors – IL2, VEGF
20+ novel drug targets currently in clinical development
100+ trials ongoing with these drug targets
34
NON-CONFIDENTIAL
ONCOCYTE

12+ Phase 2-3 IO Trials in Stage I-III NSCLC; 35+ Phase 2-3 trials in early stage TNBC that could benefit from patient classification

# Oncocyte has Tremendous Organizational Velocity

***Significant Accomplishments Over Past 12 Months***



DetermaIO Data Presented at SITC
DetermaRx Pricing Dossier Submitted to CMS
Sales Force Onboarded
DetermaRx Early Access Launch
Acquired Insight Genetics
DetermaRx Full Commercial Launch
DetermaIO CLIA Validation Complete
DetermaRx Virtual Physician Engagement Implemented
DetermaRx Virtual Onboarding Implemented
DetermaIO RUO Launch to Biopharma/Biotech
COVID-19 Lockdown Begins
CORE Distribution Agreement Finalized
DetermaRx ATS Publications Released
DetermaRx & DetermaIO ASCO Publications Released
DetermaRx MolDx Coverage Effective
DetermaRx Final Pricing Decision
DetermaRx Final CMS Pricing
GRN Announces Strategic Alliance
DetermaRx Progenetics Distribution Agreement (Israel)
DetermaRx Final Local Coverage from Noridian
DetermaIO Presents Data at AMP & SITC Conf
DetermaRx + EGFR Launch
Chronix Collaboration
DetermaIO Milan Collaboration
DetermaRx Expanded Prospective Data
Named One of the Best Places to Work in OC
Nov
Dec
2020
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
2019
2020

ONCOCYTE


Oncocyte Growth Drivers
Strategic Milestone Targets Accelerate Enterprise Value
1H 2021
Expand sales team to drive DetermaRx growth
Close additional Private Payor coverage for DetermaRx
DetermaRx Global Expansion to China and LATAM
DetermaRx Global Expansion to EU
2H 2021
DetermaIO Clinical Commercialization
DetermaTx Clinical Commercialization
DetermaRx in NCCN guidelines
DetermaCNI launches for pharma services
1H 2022
CMS coverage decision for DetermaIO
DetermaMx "Tumor Informed" recurrence monitoring test launched as RUO for pharma trials
2022/2023
DetermaCNI is launched for clinical use for "Tumor Naïve" Immune Therapy Monitoring
DetermaIO in NCCN guidelines
36
NON-CONFIDENTIAL
ONCOCYTE

We believe that our strategy to building a portfolio of products from our Determa Platform in a measured, planned approach should maximize shareholder value and deliver revenue growth for the company. 2020 was a year to integrate the two acquisitions and launch our first two products to the market and prove we can gain High Value reimbursement and uptake for our DetermaRx product, and gain access to important Immune Therapy trials for DetermaIO. We have been successful on both fronts in 2020 and 2021 is a year to drive these two products into the clinical markets and grow revenue and reduce our burn. 2021 has several important milestones that will drive revenue growth, market acceptance and enterprise value. We encourage our investors to look for achievement and communication of these milestones as an indicator of our progress through out 2021

Thank You

ONCOCYTE™



IR 0507 0920

# New Data on EGFR TKI in Adjuvant Setting

The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

## Osimertinib in Resected *EGFR*-Mutated Non–Small-Cell Lung Cancer

Yi-Long Wu, M.D., Masahiro Tsuboi, M.D., Jie He, M.D., Thomas John, Ph.D., Christian Grohe, M.D., Margarita Majem, M.D., Jonathan W. Goldman, M.D., Konstantin Laktionov, Ph.D., Sang-We Kim, M.D., Ph.D., Terufumi Kato, M.D., Huu-Vinh Vu, M.D., Ph.D., Shun Lu, M.D., Kye-Young Lee, M.D., Ph.D., Charuwan Akewanlop, M.D., Chong-Jen Yu, M.D., Ph.D., Filippo de Marinis, M.D., Laura Bonanno, M.D., Manuel Domine, M.D., Ph.D., Frances A. Shepherd, M.D., Lingmin Zeng, Ph.D., Rachel Hodge, M.Sc., Ajlan Atasoy, M.D., Yuri Rukazenkov, M.D., Ph.D., and Roy S. Herbst, M.D., Ph.D., for the ADAURA Investigators*

This article was published on September 19, 2020 at NEJM.org.

Table 1. Demographic and Clinical Characteristics of the Patients at Baseline.*

| Characteristic | Osimertinib (N=339) | Placebo (N=343) |
|---|---|---|
| AJCC stage — %§ | | |
| IB | 32 | 32 |
| II | 34 | 34 |
| IIIA | 35 | 34 |
| Regional lymph nodes — % | | |
| N0 | 41 | 42 |
| N1 | 29 | 28 |
| N2 | 31 | 30 |
| Adjuvant chemotherapy — (%) | | |
| Yes | 60 | 60 |
| No | 40 | 40 |

- ADAURA study evaluated 3 years of adjuvant Osimertinib vs placebo to EGFR mutant NSCLC
- Improved DFS outcomes in stage II and stage IIIA patients presents new treatment considerations

ONCOCYTE

## Experienced Leadership Team
# Pioneering Molecular Diagnostics



**RONALD ANDREWS**
President & Chief Executive Officer



**MITCH LEVINE**
Chief Financial Officer



**PADMA SUNDAR**
Senior Vice President Commercial



**DOUG ROSS, MD PhD**
Chief Science Officer/Med Director

ThermoFisher SCIENTIFIC | CLARIENT | GUARDANT | CellMax Life | Bethesda group
life technologies | enable capital management | Roche | GE Healthcare | PerkinElmer

ONCOCYTE

# DetermaIO Derived from a Well-Published Molecular Classifier

**2011**- Lehmann *et al.* published a 2188 gene molecular subclassification system for TNBC tumors based on gene expression patterns

**2016** - Ring *et al.* reduced the classifier to 101 genes

**2016** - Ring *et al.* and Lehmann *et al.* noted that the IM (TILs) and MSL classifications (Stroma signature) were best interpreted as modifiers of the other "tumor phenotypes"

**2018** - 27-gene real time PCR assay and RNAseq equivalent algorithm were developed to measure the interplay between TILS and stroma to classify patients as likely responders or non-responders to immuno-oncology therapies

**2019** - The RTPCR Assay was validated as associated with response to Checkpoint Inhibitor therapy in NSCLC

**2020** - The whole transcriptome RNAseq assay was validated as associated with response to Checkpoint Inhibitor therapy in TNBC

**Over 1800 references in the literature to this classification system**

| | |
|---|---|
| Immunomodulatory | IM |
| Basal-Like 1 | BL1 |
| Basal-Like 2 | BL2 |
| Mesenchymal | M |
| Mesenchymal Stem-Like | MSL |
| Luminal AR | LAR |

Partial References:
- Lehmann BD Identification of human triple-negative breast cancer subtypes and preclinical models for selection of targeted therapies. J Clin Invest. 2011
- Ring BZ Generation of an algorithm based on minimal gene sets to clinically subtype triple negative breast cancer patients. BMC Cancer. 2016
- Lehmann BD Refinement of Triple-Negative Breast Cancer Molecular Subtypes: Implications for Neoadjuvant Chemotherapy Selection. PLoS One. 2016